Nicor Gas Company
                                                                      Form 10-Q
                                                                   Exhibit 32.2

                           CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, as created by Section
906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nicor Gas Company (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Dated: November 5, 2004      /s/ RICHARD L. HAWLEY
         ----------------      ------------------------------------
                               Richard L. Hawley
                               Executive Vice President and Chief
                               Financial Officer